UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2012

LIBERTY STAR URANIUM & METALS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-50071	90-0175540
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5610 E. Sutler Lane, Tucson, Arizona 85712
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code 520-731-8786

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01                    Other Events

We announced that we have received word that application for Arizona State Mineral Exploration Permits within the Tombstone Super Project has been accepted by the Arizona Department of Mines & Mineral Resources.  Eight new State of Arizona mineral exploration permits covering approximately 5.3 square miles comprise the new portion of the mineral exploration permits adjacent to the current Hay Mountain land position area.   A copy of our news release dated September 19, 2012 is furnished herewith.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
99.1	News Release dated September 19, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

By:  /s/ James Briscoe
James Briscoe
Chief Executive Officer and Director
Date: October 1, 2012